Registration No. 33-

As filed with the Securities and Exchange
Commission on November 8, 1994

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form S-8

REGISTRATION STATEMENT

Under

The Securities Act of 1933

JEFFERSON-PILOT CORPORATION
(Exact name of issuer as specified in its charter)

   North Carolina                          56-0896180
(State of Incorporation)     (I.R.S. Employer Identification No.)

100 North Greene Street, Greensboro, North Carolina 27401
(Address of principal executive office)

JP TEAMSHARE PLAN
(Full Title of Plan)

Robert A. Reed, Vice President, Secretary, and Associate General Counsel
100 North Greene Street, Greensboro, North Carolina 27401
(Name and address of agent for service)

Telephone number of agent for service (910) 691-3375


Copy to :
J. Gregory Poole, Esquire
Jefferson-Pilot Life Insurance Company
100 North Greene Street
Greensboro, North Carolina 27401
FAX# 910-691-3258



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CALCULATION OF REGISTRATION FEE


Title of                 Amount to be
Securities to            registered
be registered

Jefferson-Pilot
Corporation
common stock,
$1.25 par value          600,000 shs.


Proposed                 Proposed
maximum                  maximum
offering price           aggregate
per share                offering price

$53.1875                 $31,912,500.00(1)

Amount of
registration fee

$11,003.43

(1) Pursuant to Rule 457(c) and (h), based on the average of the high and low prices of shares of the Registrant's common stock reported in the consolidated reporting system for November 7, 1994.

In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.



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Cross Reference Sheet Showing Location
of  Items Called for by Form S-8

Form S-8 Item No.

1..... Not Applicable

2..... Not Applicable

Caption in Prospectus

Caption in Registration Statement

3..... Incorporation of Documents by Reference

4..... Description of Securities

5..... Interests of Named Experts and Counsel

6..... Indemnification of Officers and Directors

7..... Exemption from Registration Claimed

8..... Exhibits

9..... Undertakings






Page 4


PART II

INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  Incorporation of Certain Documents by Reference.

    The following documents heretofore filed by Jefferson-Pilot Corporation (the"Registrant") with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act") are incorporated by reference in the Registration Statement:

    (a)  The Registrant's latest annual report filed on Form 10-K;

    (b) All other reports filed by the Registrant pursuant to Sections 13(a) or 15(d) of the Exchange Act since the end of the fiscal year covered by the annual report referred to in
         (a) above; and

    (c) The description of the Registrant's common stock contained in the Registrant's Registration Statement filed under Section 12 of the Exchange Act, including any amendment or reports filed for the purpose of updating such description.

    All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment to this Registration Statement which indicates that all of the shares of common stock offered have been sold or which deregisters all of such shares then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or superseded such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 4.  Description of Securities.

    Not Applicable.

Item 5.  Interests of Named Experts and Counsel.

    The legality of the securities offered hereby has been passed upon by Robert A. Reed, Esq., Vice President, Secretary and General Counsel of the Registrant, who participates under an existing stock option plan of the Registrant and who participates in employee benefit plans of Registrant.


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Page 5


Item 6.  Indemnification of Directors and Officers.

    Sections 55-8-50 through 55-8-58 of the North Carolina Business Corporation Act contain specific provisions relating to indemnification of directors and officers of North Carolina corporations. In general, the statutes provide that (i) a corporation must indemnify a director or officer who is wholly successful in his defense of a proceeding to which he is a party because of his status as such, unless limited by the articles of incorporation, and (ii) a corporation may indemnify a director or officer if he is not wholly successful in such defense, if it is determined as provided by statute that the director or officer meets certain standards of conduct, provided when a director of officer is liable to the corporation or is adjudged liable on the basis that personal benefit was improperly received by him, the corporation may not indemnify him. A director or officer of a corporation who is a party to a proceeding may also apply to the courts for indemnification, unless the articles of incorporation provide otherwise, and the court may order indemnification under certain circumstances set forth in the statute. A corporation may, in its articles of corporation or bylaws or by contract or resolution, provide indemnification in addition to that provided by statute, subject to certain conditions.

    In May 1988, the shareholders of Registrant approved an amendment to the Articles of Incorporation of the Registrant eliminating the personal liability of each director of the Corporation to the fullest extent permitted by the provisions of the Business Corporation Act of the State of North Carolina, as the same may from time to time be in effect.

    Registrant, pursuant to resolution of its Board of Directors, agrees to indemnify the officers and directors of Registrant, against any liability to the extent permitted by law. That resolution reads as follows:

    1. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, including all appeals, by reason of the fact that he/she is or was a director, officer, or employee of the Corporation, or is or was serving at the request of the Corporation as a director, trustee, officer, employee, or agent of another Corporation, partnership, joint venture, trust, or other enterprise, or as a committee member, trustee, or administrator under an employee benefit plan (all such persons hereinafter sometimes referred to as "employee"), against expenses (including attorney's fees), judgments, decrees, fines, penalties, and amounts paid in settlement actually and reasonably incurred by such employee in connection with such action, suit or proceeding, except that no indemnification shall be made in respect of any liability or litigation expenses which such employee may incur on account of that employee's activities which were at the time taken known or believed by that employee to be clearly in conflict with the best interests of the Corporation. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the employee knew or believed the activities were clearly in conflict with the best interests of the Corporation.


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    2.   Any indemnification under Section 1 (unless ordered
by court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the employee is proper in the circumstances because the employee did not know or believe, at the time, that the activities were clearly in conflict with the best interests of the Corporation. Such determination shall be made (a) by a majority vote of directors acting at a meeting at which a quorum is present, or (b) if such a quorum is not obtainable (or even if obtainable), a majority of directors so direct, by independent legal counsel (compensated by the Corporation) in written opinion, or (c) by the affirmative vote of the holders of a majority of the shares entitled to vote in the election of directors.

    3. Expenses of each employee indemnified hereunder incurred in defending a civil, criminal, administrative, or investigative action, suit, or proceeding (including all appeals), or threat thereof, may be paid by the Corporation in advance of the final disposition of such action, suit, or proceeding as authorized by the Board of Directors, upon receipt of an undertaking by or on behalf of the employee, to repay such amount unless it shall ultimately be determined that the employee is entitled to be indemnified by the Corporation.

    4. The indemnification provided by this Resolution shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled as a matter of law, any agreement, vote of shareholders, any insurance purchased by the Corporation, or otherwise, both as to action in the employee's official capacity and as to action in another capacity while holding such office, and shall continue as to an employee who has ceased to be director, officer, or employee and shall inure to the benefit of the heirs, executors, and administrators of such an employee.

    5. The Corporation may purchase and maintain insurance on behalf of any employee who is or was a director, officer, or employee of the Corporation, or is or was serving at the request of the Corporation as a director, trustee, officer, or employee of another corporation, partnership, joint venture, trust, or other enterprise against any liability asserted against the employee and incurred by the employee in any such capacity, or arising out of the employee's status as such, whether or not the Corporation would have the power to indemnify the employee against such liability under the provisions of this Resolution or of the North Carolina Business Corporation Act.

Item 7.  Exception from Registration Claimed.

    Not Applicable.






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Page 7

Item 8.  Exhibits.

    A list of the exhibits included as part of this Registration Statement is set forth in the Exhibit Index which immediately precedes such exhibits and is hereby incorporated by reference herein.

    The undersigned Registrant hereby undertakes that it will submit the JP TeamShare Plan and any amendment thereto to the Internal Revenue Service ("IRS") in a timely manner and will make all changes required by the IRS in order to qualify the Plan.

Item 9.  Undertakings.

    (a)  The undersigned Registrant hereby undertakes:

      (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

         (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

         (ii) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually, or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement (or the most recent post-effective amendment thereof); and

         (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

         provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) shall not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in this Registration Statement.

      (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.



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Page 8


      (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

    (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to
Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

    (c) The undersigned Registrant hereby undertakes to deliver or cause to be delivered with the prospectus to each employee to whom the prospectus is sent or given a copy of the registrant's annual report to shareholders for its last fiscal year, unless such employee otherwise has received a copy of such report, in which case the Registrant shall state in the prospectus that it will promptly furnish, without charge, a copy of such report on written request of the employee. If the last fiscal year of the Registrant has ended within 120 days prior to the use of the prospectus, the annual report of the Registrant for the preceding fiscal year may be so delivered, but within such 120-day period the annual report of the last fiscal year will be furnished to each such employee.

    (d) The undersigned Registrant hereby undertakes to transmit or cause to be transmitted to all employees participating in the plan who do not otherwise receive such material as shareholders of the Registrant, at the time and in the manner such material is sent to its shareholders, copies of all reports, proxy statements and other communications distributed to its shareholders generally.

    (e) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 6, or otherwise, the Registrant has been advised that in the opinion for the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by itself is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.



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Page 9


SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Greensboro, the State of North Carolina, on this 7th day of November, 1994.


Jefferson-Pilot Corporation
(Registrant)


/s/ David A. Stonecipher
David A. Stonecipher, President and CEO


Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                            Title


/s/ David A. Stonecipher
David A. Stonecipher              President and
                                  Chief Executive
                                  Officer (Principal
                                  Executive Officer)

                                     Date

                                 November 7, 1994


/s/ Dennis R. Glass
Dennis R. Glass                  Executive Vice
                                 President & Chief
                                 Financial Officer
                                 (Principal Financial
                                 Officer)

                                     Date

                                 November 7, 1994


/s/ Reggie D. Adamson            Senior Vice President -
Reggie D. Adamson                Finance (Principal
                                 Accounting Officer)

                                     Date

                                 November 7, 1994

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Page 10


Thomas M. Belk, William E. Blackwell, Edwin B. Borden,
William H. Cunningham, C. Randolph Ferguson, Robert G. Greer,
A. Linwood Holton, Jr., Hugh L. McColl, Jr., Charles W. McCoy,
E. S. Melvin, William Porter Payne, Donald S. Russell, Jr., Robert H. Spilman, David A. Stonecipher, and Martha Ann Walls, each as a Director.*

*By his signature set forth below, Robert A. Reed has signed this Registration Statement as attorney for the persons noted above, in the capacities above stated, pursuant to powers of attorney filed with the Securities and Exchange Commission as
Exhibit 24 to this Registration Statement.



Date: November 7, 1994


/s/ Robert A. Reed
Robert A. Reed, Attorney-In-Fact



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Page 11


The Plan. Pursuant to the requirements of the Securities Act of 1933, the Plan has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Greensboro and State of North Carolina, on the 7th day of November, 1994.



JP TEAMSHARE PLAN


/s/ Richard T. Stange
Richard T. Stange, Chairman, Pension Committee





Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


    Signature                       Title                    Date


/s/ Hal B. Phillips, Jr.   Member of the Committee      November 7, 1994
Hal B. Phillips, Jr.


/s/ William R. Edens       Member of the Committee      November 7, 1994
William R. Edens


/s/ John A. Kilgore       Member of the Committee       November 7, 1994
John A. Kilgore


/s/ Dean F. Chatlain      Member of the Committee       November 7, 1994
Dean F. Chatlain





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Page 12



EXHIBIT INDEX

                                                              Sequentially
Exhibit No.             Description                           Numbered Page


     5        Opinion of Robert A. Reed, Esq.,
              Vice President, Secretary and
              Associate General Counsel of the
              Corporation.                                         13

   23(a)      Consent of McGladrey & Pullen                        15

   23(b)      Consent of Counsel (included in Exhibit 5)          N/A

   24         Powers of Attorney for certain officers
              and directors of the Company                        16

November 7, 1994

EXHIBIT 5


Jefferson-Pilot Corporation
100 North Greene Street
Greensboro, NC 27401

Ladies and Gentlemen:

You have requested my opinion as to the legality of the interests in the JP TeamShare Plan (the "Plan") and of the shares of common stock of Jefferson-Pilot Corporation (the "Corporation") to be distributed pursuant to the Plan, which interests and shares of common stock you are seeking to register with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended.

As Vice President, Secretary and Associate General Counsel of the
Corporation, I am generally familiar with its legal affairs. In addition, I have examined such documents as I have deemed appropriate for the purpose of this opinion.

In my opinion:


     (1) if shares of common stock of the Corporation theretofore issued shall be purchased in the open market and held for purposes of the Plan in the variable annuity separate account which will serve as the Plan's funding vehicle, and distributed to the participants in the Plan pursuant to the provisions thereof, the said shares of common stock will be legally issued, validly outstanding, and fully paid and non-assessable; and

     (2) if authorized but previously unissued shares of common stock of the Corporation, the issuance of which is made in accordance with the provisions of the Plan at values not less than the par value of the shares shall have been authorized by the Board of Directors of the Corporation, shall be so issued, the purchase price therefor shall be duly paid to the Corporation and the said shares shall be distributed to the participants in the Plan pursuant to the provisions thereof, the said shares of common stock will be legally issued, validly outstanding, and fully paid and non-assessable.

I hereby consent to be named, in the registration statement, and amendments thereto, by which the securities to be issued pursuant to the Plan are registered with the Securities and Exchange Commission, and in any prospectus which is part thereof, as counsel for the Corporation who has passed upon the legality of the securities registered thereby. I further consent to the filing of this opinion as an exhibit to the registration statement. I do not concede by these consents that I come within the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or by the rules and regulations of the Securities and Exchange Commission under the Act.

Very truly yours,


/s/ Robert A. Reed

Robert A. Reed
Vice President, Secretary
and Associate General Counsel

RAR:mam

EXHIBIT 23(a)



INDEPENDENT AUDITOR'S CONSENT



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 and the related Prospectus of our report, dated February 4, 1994, which appears on page 29 of the 1993 Annual Report to Shareholders and is incorporated by reference in the Annual Report on Form 10-K for the year ended December 31, 1993.


                                   /s/ McGladrey & Pullen

                                   McGLADREY & PULLEN
                                   Certified Public Accountants

Greensboro, North Carolina
November 8, 1994

EXHIBIT 24

POWER OF ATTORNEY

KNOW BY ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Jefferson-Pilot Corporation, a corporation organized and existing under the laws of North Carolina, does hereby constitute and appoint John D. Hopkins, Robert A. Reed, Richard T. Stange, and J. Gregory Poole, and each of them (with full power of substitution to appoint any Senior Officer, Vice President, Secretary or Assistant Secretary of the Company) as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable:

(i) to enable the said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of securities of said corporation offered pursuant to any employee benefit plan to its employees and agents or employees and agents of its subsidiaries, and interests in any such plan(s) (hereinafter collectively called "JP Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to a registration statement or to any amendment thereto filed with the Securities and Exchange Commission in respect to said JP Securities and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment; and

(ii) to register or qualify said JP Securities for sale under the securities or Blue Sky Laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said JP Securities as contemplated by said registration statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as an officer and/or director of said corporation to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereto or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky Laws for the purpose of so registering or qualifying said JP Securities;

and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent (or the substitute) shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 7 th day of November 1994.


                              /s/ Thomas M. Belk (SEAL)
                              Name:  Thomas M. Belk
                              Date:  November 7, 1994

EXHIBIT 24

POWER OF ATTORNEY

KNOW BY ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Jefferson-Pilot Corporation, a corporation organized and existing under the laws of North Carolina, does hereby constitute and appoint John D. Hopkins, Robert A. Reed, Richard T. Stange, and J. Gregory Poole, and each of them (with full power of substitution to appoint any Senior Officer, Vice President, Secretary or Assistant Secretary of the Company) as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable:

(i) to enable the said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of securities of said corporation offered pursuant to any employee benefit plan to its employees and agents or employees and agents of its subsidiaries, and interests in any such plan(s) (hereinafter collectively called "JP Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to a registration statement or to any amendment thereto filed with the Securities and Exchange Commission in respect to said JP Securities and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment; and

(ii) to register or qualify said JP Securities for sale under the securities or Blue Sky Laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said JP Securities as contemplated by said registration statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as an officer and/or director of said corporation to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereto or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky Laws for the purpose of so registering or qualifying said JP Securities;

and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent (or the substitute) shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 7 th day of November 1994.

                              /s/ William E. Blackwell (SEAL)
                              Name:  William E. Blackwell
                              Date:  November 7, 1994

EXHIBIT 24

POWER OF ATTORNEY

KNOW BY ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Jefferson-Pilot Corporation, a corporation organized and existing under the laws of North Carolina, does hereby constitute and appoint John D. Hopkins, Robert A. Reed, Richard T. Stange, and J. Gregory Poole, and each of them (with full power of substitution to appoint any Senior Officer, Vice President, Secretary or Assistant Secretary of the Company) as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable:

(i) to enable the said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of securities of said corporation offered pursuant to any employee benefit plan to its employees and agents or employees and agents of its subsidiaries, and interests in any such plan(s) (hereinafter collectively called "JP Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to a registration statement or to any amendment thereto filed with the Securities and Exchange Commission in respect to said JP Securities and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment; and

(ii) to register or qualify said JP Securities for sale under the securities or Blue Sky Laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said JP Securities as contemplated by said registration statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as an officer and/or director of said corporation to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereto or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky Laws for the purpose of so registering or qualifying said JP Securities;

and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent (or the substitute) shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 7 th day of November 1994.


                              /s/ Edwin B. Borden (SEAL)
                              Name:  Edwin B. Borden
                              Date:  November 7, 1994

EXHIBIT 24

POWER OF ATTORNEY

KNOW BY ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Jefferson-Pilot Corporation, a corporation organized and existing under the laws of North Carolina, does hereby constitute and appoint John D. Hopkins, Robert A. Reed, Richard T. Stange, and J. Gregory Poole, and each of them (with full power of substitution to appoint any Senior Officer, Vice President, Secretary or Assistant Secretary of the Company) as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable:

(i) to enable the said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of securities of said corporation offered pursuant to any employee benefit plan to its employees and agents or employees and agents of its subsidiaries, and interests in any such plan(s) (hereinafter collectively called "JP Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to a registration statement or to any amendment thereto filed with the Securities and Exchange Commission in respect to said JP Securities and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment; and

(ii) to register or qualify said JP Securities for sale under the securities or Blue Sky Laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said JP Securities as contemplated by said registration statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as an officer and/or director of said corporation to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereto or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky Laws for the purpose of so registering or qualifying said JP Securities;

and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent (or the substitute) shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 7 th day of November 1994.


                              /s/ William H. Cunningham (SEAL)
                              Name:  William H. Cunningham
                              Date:  November 7, 1994

EXHIBIT 24

POWER OF ATTORNEY

KNOW BY ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Jefferson-Pilot Corporation, a corporation organized and existing under the laws of North Carolina, does hereby constitute and appoint John D. Hopkins, Robert A. Reed, Richard T. Stange, and J. Gregory Poole, and each of them (with full power of substitution to appoint any Senior Officer, Vice President, Secretary or Assistant Secretary of the Company) as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable:

(i) to enable the said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of securities of said corporation offered pursuant to any employee benefit plan to its employees and agents or employees and agents of its subsidiaries, and interests in any such plan(s) (hereinafter collectively called "JP Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to a registration statement or to any amendment thereto filed with the Securities and Exchange Commission in respect to said JP Securities and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment; and

(ii) to register or qualify said JP Securities for sale under the securities or Blue Sky Laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said JP Securities as contemplated by said registration statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as an officer and/or director of said corporation to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereto or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky Laws for the purpose of so registering or qualifying said JP Securities;

and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent (or the substitute) shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 7 th day of November 1994.


                              /s/ C. Randolph Ferguson  (SEAL)
                              Name:  C. Randolph Ferguson
                              Date:  November 7, 1994

EXHIBIT 24

POWER OF ATTORNEY

KNOW BY ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Jefferson-Pilot Corporation, a corporation organized and existing under the laws of North Carolina, does hereby constitute and appoint John D. Hopkins, Robert A. Reed, Richard T. Stange, and J. Gregory Poole, and each of them (with full power of substitution to appoint any Senior Officer, Vice President, Secretary or Assistant Secretary of the Company) as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable:

(i) to enable the said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of securities of said corporation offered pursuant to any employee benefit plan to its employees and agents or employees and agents of its subsidiaries, and interests in any such plan(s) (hereinafter collectively called "JP Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to a registration statement or to any amendment thereto filed with the Securities and Exchange Commission in respect to said JP Securities and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment; and

(ii) to register or qualify said JP Securities for sale under the securities or Blue Sky Laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said JP Securities as contemplated by said registration statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as an officer and/or director of said corporation to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereto or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky Laws for the purpose of so registering or qualifying said JP Securities;

and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent (or the substitute) shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 7 th day of November 1994.


                              /s/ Robert G. Greer (SEAL)
                              Name: Robert G. Greer
                              Date:  November 7, 1994

EXHIBIT 24

POWER OF ATTORNEY

KNOW BY ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Jefferson-Pilot Corporation, a corporation organized and existing under the laws of North Carolina, does hereby constitute and appoint John D. Hopkins, Robert A. Reed, Richard T. Stange, and J. Gregory Poole, and each of them (with full power of substitution to appoint any Senior Officer, Vice President, Secretary or Assistant Secretary of the Company) as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable:

(i) to enable the said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of securities of said corporation offered pursuant to any employee benefit plan to its employees and agents or employees and agents of its subsidiaries, and interests in any such plan(s) (hereinafter collectively called "JP Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to a registration statement or to any amendment thereto filed with the Securities and Exchange Commission in respect to said JP Securities and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment; and

(ii) to register or qualify said JP Securities for sale under the securities or Blue Sky Laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said JP Securities as contemplated by said registration statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as an officer and/or director of said corporation to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereto or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky Laws for the purpose of so registering or qualifying said JP Securities;

and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent (or the substitute) shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 7 th day of November 1994.

                              /s/ A. Linwood Holton, Jr. (SEAL)
                              Name: A. Linwood Holton, Jr.
                              Date:  November 7, 1994

EXHIBIT 24

POWER OF ATTORNEY

KNOW BY ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Jefferson-Pilot Corporation, a corporation organized and existing under the laws of North Carolina, does hereby constitute and appoint John D. Hopkins, Robert A. Reed, Richard T. Stange, and J. Gregory Poole, and each of them (with full power of substitution to appoint any Senior Officer, Vice President, Secretary or Assistant Secretary of the Company) as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable:

(i) to enable the said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of securities of said corporation offered pursuant to any employee benefit plan to its employees and agents or employees and agents of its subsidiaries, and interests in any such plan(s) (hereinafter collectively called "JP Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to a registration statement or to any amendment thereto filed with the Securities and Exchange Commission in respect to said JP Securities and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment; and

(ii) to register or qualify said JP Securities for sale under the securities or Blue Sky Laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said JP Securities as contemplated by said registration statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as an officer and/or director of said corporation to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereto or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky Laws for the purpose of so registering or qualifying said JP Securities;

and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent (or the substitute) shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 7 th day of November 1994.


                              /s/ Hugh L. McColl, Jr. (SEAL)
                              Name:  Hugh L. McColl, Jr.
                              Date:  November 7, 1994

EXHIBIT 24

POWER OF ATTORNEY

KNOW BY ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Jefferson-Pilot Corporation, a corporation organized and existing under the laws of North Carolina, does hereby constitute and appoint John D. Hopkins, Robert A. Reed, Richard T. Stange, and J. Gregory Poole, and each of them (with full power of substitution to appoint any Senior Officer, Vice President, Secretary or Assistant Secretary of the Company) as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable:

(i) to enable the said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of securities of said corporation offered pursuant to any employee benefit plan to its employees and agents or employees and agents of its subsidiaries, and interests in any such plan(s) (hereinafter collectively called "JP Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to a registration statement or to any amendment thereto filed with the Securities and Exchange Commission in respect to said JP Securities and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment; and

(ii) to register or qualify said JP Securities for sale under the securities or Blue Sky Laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said JP Securities as contemplated by said registration statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as an officer and/or director of said corporation to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereto or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky Laws for the purpose of so registering or qualifying said JP Securities;

and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent (or the substitute) shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 7 th day of November 1994.

                              /s/ Charles W. McCoy  (SEAL)
                              Name:  Charles W. McCoy
                              Date:  November 7, 1994

EXHIBIT 24

POWER OF ATTORNEY

KNOW BY ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Jefferson-Pilot Corporation, a corporation organized and existing under the laws of North Carolina, does hereby constitute and appoint John D. Hopkins, Robert A. Reed, Richard T. Stange, and J. Gregory Poole, and each of them (with full power of substitution to appoint any Senior Officer, Vice President, Secretary or Assistant Secretary of the Company) as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable:

(i) to enable the said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of securities of said corporation offered pursuant to any employee benefit plan to its employees and agents or employees and agents of its subsidiaries, and interests in any such plan(s) (hereinafter collectively called "JP Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to a registration statement or to any amendment thereto filed with the Securities and Exchange Commission in respect to said JP Securities and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment; and

(ii) to register or qualify said JP Securities for sale under the securities or Blue Sky Laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said JP Securities as contemplated by said registration statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as an officer and/or director of said corporation to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereto or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky Laws for the purpose of so registering or qualifying said JP Securities;

and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent (or the substitute) shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 7th day of November 1994.


                              /s/ E. S. Melvin  (SEAL)
                              Name:  E. S. Melvin
                              Date:  November 7, 1994

EXHIBIT 24

POWER OF ATTORNEY

KNOW BY ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Jefferson-Pilot Corporation, a corporation organized and existing under the laws of North Carolina, does hereby constitute and appoint John D. Hopkins, Robert A. Reed, Richard T. Stange, and J. Gregory Poole, and each of them (with full power of substitution to appoint any Senior Officer, Vice President, Secretary or Assistant Secretary of the Company) as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable:

(i) to enable the said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of securities of said corporation offered pursuant to any employee benefit plan to its employees and agents or employees and agents of its subsidiaries, and interests in any such plan(s) (hereinafter collectively called "JP Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to a registration statement or to any amendment thereto filed with the Securities and Exchange Commission in respect to said JP Securities and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment; and

(ii) to register or qualify said JP Securities for sale under the securities or Blue Sky Laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said JP Securities as contemplated by said registration statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as an officer and/or director of said corporation to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereto or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky Laws for the purpose of so registering or qualifying said JP Securities;

and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent (or the substitute) shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 7 th day of November 1994.


                              /s/ William Porter Payne (SEAL)
                              Name:  William Porter Payne
                              Date:  November 7, 1994

EXHIBIT 24

POWER OF ATTORNEY

KNOW BY ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Jefferson-Pilot Corporation, a corporation organized and existing under the laws of North Carolina, does hereby constitute and appoint John D. Hopkins, Robert A. Reed, Richard T. Stange, and J. Gregory Poole, and each of them (with full power of substitution to appoint any Senior Officer, Vice President, Secretary or Assistant Secretary of the Company) as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable:

(i) to enable the said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of securities of said corporation offered pursuant to any employee benefit plan to its employees and agents or employees and agents of its subsidiaries, and interests in any such plan(s) (hereinafter collectively called "JP Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to a registration statement or to any amendment thereto filed with the Securities and Exchange Commission in respect to said JP Securities and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment; and

(ii) to register or qualify said JP Securities for sale under the securities or Blue Sky Laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said JP Securities as contemplated by said registration statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as an officer and/or director of said corporation to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereto or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky Laws for the purpose of so registering or qualifying said JP Securities;

and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent (or the substitute) shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 7 th day of November 1994.


                              /s/ Donald S. Russell, Jr. (SEAL)
                              Name:  Donald S. Russell, Jr.
                              Date:  November 7, 1994

EXHIBIT 24

POWER OF ATTORNEY

KNOW BY ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Jefferson-Pilot Corporation, a corporation organized and existing under the laws of North Carolina, does hereby constitute and appoint John D. Hopkins, Robert A. Reed, Richard T. Stange, and J. Gregory Poole, and each of them (with full power of substitution to appoint any Senior Officer, Vice President, Secretary or Assistant Secretary of the Company) as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable:

(i) to enable the said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of securities of said corporation offered pursuant to any employee benefit plan to its employees and agents or employees and agents of its subsidiaries, and interests in any such plan(s) (hereinafter collectively called "JP Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to a registration statement or to any amendment thereto filed with the Securities and Exchange Commission in respect to said JP Securities and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment; and

(ii) to register or qualify said JP Securities for sale under the securities or Blue Sky Laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said JP Securities as contemplated by said registration statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as an officer and/or director of said corporation to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereto or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky Laws for the purpose of so registering or qualifying said JP Securities;

and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent (or the substitute) shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 7 th day of November 1994.


                              /s/ Robert H. Spilman (SEAL)
                              Name:  Robert H. Spilman
                              Date:  November 7, 1994

EXHIBIT 24

POWER OF ATTORNEY

KNOW BY ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Jefferson-Pilot Corporation, a corporation organized and existing under the laws of North Carolina, does hereby constitute and appoint John D. Hopkins, Robert A. Reed, Richard T. Stange, and J. Gregory Poole, and each of them (with full power of substitution to appoint any Senior Officer, Vice President, Secretary or Assistant Secretary of the Company) as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable:

(i) to enable the said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of securities of said corporation offered pursuant to any employee benefit plan to its employees and agents or employees and agents of its subsidiaries, and interests in any such plan(s) (hereinafter collectively called "JP Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to a registration statement or to any amendment thereto filed with the Securities and Exchange Commission in respect to said JP Securities and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment; and

(ii) to register or qualify said JP Securities for sale under the securities or Blue Sky Laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said JP Securities as contemplated by said registration statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as an officer and/or director of said corporation to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereto or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky Laws for the purpose of so registering or qualifying said JP Securities;

and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent (or the substitute) shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 7 th day of November 1994.


                              /s/ David A. Stonecipher  (SEAL)
                              Name:  David A. Stonecipher
                              Date:  November 7, 1994

EXHIBIT 24

POWER OF ATTORNEY

KNOW BY ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Jefferson-Pilot Corporation, a corporation organized and existing under the laws of North Carolina, does hereby constitute and appoint John D. Hopkins, Robert A. Reed, Richard T. Stange, and J. Gregory Poole, and each of them (with full power of substitution to appoint any Senior Officer, Vice President, Secretary or Assistant Secretary of the Company) as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable:

(i) to enable the said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of securities of said corporation offered pursuant to any employee benefit plan to its employees and agents or employees and agents of its subsidiaries, and interests in any such plan(s) (hereinafter collectively called "JP Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to a registration statement or to any amendment thereto filed with the Securities and Exchange Commission in respect to said JP Securities and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment; and

(ii) to register or qualify said JP Securities for sale under the securities or Blue Sky Laws of all such States as may be necessary or appropriate to permit therein the offering and sale of said JP Securities as contemplated by said registration statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as an officer and/or director of said corporation to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereto or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky Laws for the purpose of so registering or qualifying said JP Securities;

and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent (or the substitute) shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 7 th day of November 1994.


                              /s/ Martha Ann Walls (SEAL)
                              Name:  Martha Ann Walls
                              Date:  November 7, 1994